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                                                                      Exhibit 23

                         INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-46465 of ACSYS, Inc. on Form S-8 of our report dated April 30, 1998, appearing in this Amendment No. 1 on Form 8-K/A of ACSYS, Inc. dated August 4, 1998.

                                                       /s/ Deloitte & Touche LLP

Des Moines, Iowa
October 16, 1998